================================================================================

                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

        Date of Report (Date of earliest event reported): MARCH 2, 1998

                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                         1-9019                        76-0040040
 (State or other jurisdiction      (Commission File Number)            (I.R.S. Employer
       of incorporation)                                              Identification No.)

                 1330 POST OAK BOULEVARD, HOUSTON, TEXAS 77056
              (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code (713) 623-6544

================================================================================

ITEM 5. OTHER EVENTS.

     On this Current Report on Form 8-K, the Registrant is filing with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-31039).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           1.1           -- Form of Purchase Agreement between the Company and the
                            Underwriters with respect to the      % Series A
                            Cumulative Preferred Stock
           4.9           -- Form of Certificate of Designation,      % Series A
                            Cumulative Preferred Stock
           4.12          -- Form of      % Series A Cumulative Preferred Stock
                            Certificate
           5.1           -- Opinion of King & Spalding regarding legality of shares
                            of      % Series A Cumulative Preferred Stock
          12.1           -- Computation of Ratio of Earnings to Combined Fixed
                            Charges and Preferred Stock Dividends
          23.2           -- Consent of legal counsel included in Exhibit 5.1

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNION TEXAS PETROLEUM HOLDINGS, INC.

                                        By:      /s/ LARRY D. KALMBACH
                                           -------------------------------------
                                           Larry D. Kalmbach
                                           Vice President and Chief Financial
                                            Officer

Date: March 2, 1998

                               INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                                  DESCRIPTION
        -------                                  -----------
           1.1           -- Form of Purchase Agreement between the Company and the
                            Underwriters with respect to the      % Series A
                            Cumulative Preferred Stock
           4.9           -- Form of Certificate of Designation,      % Series A
                            Cumulative Preferred Stock
           4.12          -- Form of      % Series A Cumulative Preferred Stock
                            Certificate
           5.1           -- Opinion of King & Spalding regarding legality of shares
                            of      % Series A Cumulative Preferred Stock
          12.1           -- Computation of Ratio of Earnings to Combined Fixed
                            Charges and Preferred Stock Dividends
          23.2           -- Consent of legal counsel included in Exhibit 5.1